Subsequent Events (unaudited)	12 Months Ended
Sep. 30, 2012
Subsequent Events (unaudited)
Subsequent Events (unaudited)

Note 19—Subsequent Events (unaudited)

On January 24, 2013 we acquired all of the outstanding capital stock of NextBus, Inc. as well as certain contracts that were owned by the former owner of NextBus, for cash of $20.7 million. NextBus provides real-time passenger information systems to transit agencies.

On March 12, 2013, we entered into a Note Purchase and Private Shelf Agreement with Prudential Investment Management, Inc. and certain of Prudential's affiliates (collectively, the "Purchasers"). Pursuant to the agreement, we agreed to issue and sell to the Purchasers $50,000,000 aggregate principal of Series A Notes and $50,000,000 aggregate principal of Series B Notes. The Series A Notes and the Series B Notes are senior unsecured notes, bear interest at a rate of 3.35% and mature on March 12, 2025. The Series A Notes were purchased by certain of the Purchasers on March 12, 2013 and the Series B Notes will be purchased by such Purchasers on or about April 23, 2013, subject to the satisfaction of the closing conditions. In addition, pursuant to the agreement, we may from time to time issue and sell, and the Purchasers may in their sole discretion purchase, within the next three years, additional senior notes in aggregate principal amount of up to $25,000,000 that will have terms, including interest rate, as we and the Purchasers may agree upon at the time of issuance.